November 1, 2001

             DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

                            SUPPLEMENT TO PROSPECTUS

                             DATED AUGUST 1, 2001

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT - PORTFOLIO MANGER":

      Effective November 1, 2001, James Welch became the fund' s primary portfolio manager. Mr. Welch joined Dreyfus as a Senior Portfolio Manager in the Municipal Securities Group in October 2001. For the five years prior thereto Mr. Welch was a Senior Vice President and member of the portfolio management team at Back Bay Advisors.

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